FILED PURSUANT TO RULE 497(e)

REGISTRATION NO. 033-06790

THE TETON WESTWOOD FUNDS

TETON WESTWOOD MIGHTY MITES FUND

Supplement dated April 7, 2017, to the Statement of Additional Information for Class AAA shares, Class A shares, Class C shares, and Class I shares of the TETON Westwood Mighty Mites Fund (the “Mighty Mites Fund”) dated January 27, 2017

Effective March 31, 2017, Elizabeth M. Lilly resigned as a portfolio manager of the Mighty Mites Fund to pursue other interests. Therefore, effective immediately, all references to Elizabeth M. Lilly are deleted in their entirety.

In addition, effective immediately, Sarah Donnelly will serve as a portfolio manager of the Mighty Mites Fund. Therefore, the following section is added after the first paragraph of the Management of Other Accounts heading in the Statement of Additional Information.

EXCLUDES TETON WESTWOOD MIGHTY MITES FUND:

Name of Portfolio Manager	Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
Sarah Donnelly*	Registered Investment Companies:	0	$0	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	0	$0	0	$0

*	Information for Ms. Sarah Donnelly is provided as of December 31, 2016

In addition, effective immediately, the following section is added following the end of the Ownership of Shares in the Funds heading in the Statement of Additional Information.

Team Member	Fund	Dollar Range of Equity Securities held in each Fund*
Sarah Donnelly	TETON Westwood Mighty Mites Fund	A

*	Key to Dollar Ranges- Information as of December 31, 2016
A.	None
B.	$1 – $10,000
C.	$10,001 – $50,000
D.	$50,001 – $100,000

E.	$100,001 – $500,000
F.	$500,001 – $1,000,000
G.	over $1,000,000

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR STATEMENT OF ADDITIONAL INFORMATION FOR REFERENCE.